================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                         Information-Highway.com, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                         INFORMATION-HIGHWAY.COM, INC.
                          #185-10751 Shellbridge Way
                      Richmond, British Columbia V6X 2W8
                                    CANADA

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD DECEMBER 9th, 1999

To the Shareholders of Information-Highway.com, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Information-Highway.com, Inc. (the "Company") will be held in Salon #216 of the Holiday Inn, Vancouver Airport, 10720 Cambie Road, in Richmond, British Columbia, Canada on Thursday, December 9th, 1999, at 10:00 a.m. for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS. To elect four (4) Directors for a term of one year or until their successors have been elected and qualified.

2. APPROVAL OF AUDITORS. Approval of Elliott Tulk Pryce Anderson as auditors until the close of the next Annual Meeting.

3. WHATEVER OTHER BUSINESS may properly come before the Annual Meeting or any adjournments thereof.

Only those shareholders of record at the close of business on October 29th, 1999 shall be entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

Further information regarding voting rights and the business to be transacted at the Annual Meeting is given in the accompanying Proxy Statement. Your continued interest as a shareholder in the affairs of the Company, its growth and development, is genuinely appreciated by the directors, officers and personnel who serve you.

November 8th, 1999                 BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ John Robertson

                                   John Robertson, President


================================================================================

                            YOUR VOTE IS IMPORTANT
                            ----------------------

            Whether or not you plan to attend the Annual Meeting,
                     please sign and date your Proxy card.

================================================================================

                         INFORMATION-HIGHWAY.COM, INC.
                          #185-10751 Shellbridge Way
                      Richmond, British Columbia V6X 2W8
                                    CANADA

                                PROXY STATEMENT

This Proxy Statement and the accompanying Proxy are being sent to shareholders on or about November 11th, 1999 for use in connection with the Annual Meeting of Shareholders (the "Annual Meeting") of Information-Highway.com, Inc. (the "Company") to be held on Thursday, December 9th, 1999. Only those shareholders of record at the close of business on October 29th, 1999, the record date, shall be entitled to vote. The number of shares of the Company's common stock (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting is 7,041,401.

The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company, with the cost of solicitation borne by the Company. Solicitation may be made by directors and officers of the Company. Solicitation may be made by use of the mails, by telephone, facsimile and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies, except to brokers, nominees and similar recordholders for reasonable expenses in mailing proxy materials to beneficial owners.

If the enclosed Proxy is duly executed and received in time for the Annual Meeting, it is the intention of the persons named in the Proxy to vote the shares represented by the Proxy FOR the four nominees listed in this Proxy Statement and FOR the other items listed in the Proxy, unless otherwise directed. Any proxy given by a shareholder may be revoked before its exercise by notice to the Company in writing, by a subsequently dated proxy, or at the Annual Meeting prior to the taking of the shareholder vote. The shares represented by properly executed, unrevoked proxies will be voted in accordance with the specifications in the Proxy. Shareholders have one vote for each share of Common Stock held, including the election of directors. Shareholders are not entitled to cumulate their votes in the election of directors.

                            BUSINESS OF THE MEETING

There are two matters being presented for consideration by the shareholders at the Annual Meeting, the election of four (4) directors and the approval of Elliott Tulk Pryce Anderson as auditors of the Company.

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS
                    --------------------------------------

General

The Company's Bylaws ("Bylaws") provide that the number of directors must fall within a range of 2 to 9, the exact number to be determined by the shareholders. Directors are elected for a term of one year and until their successors have been elected and qualified. There are currently three (3) directors of the Company.

                     Information with Respect to Nominees

The following table set forth certain information with respect to the nominees for director. The table includes their ages and their principal occupations. John Robertson and Jennifer Lorette have been directors since the Company was founded, James Vandeberg was appointed to the Board of Directors in

January 1999 and Donna Moroney is a nominee for director. The table also indicates the number of shares of Common Stock beneficially owned by each individual on October 31st, 1999 (including exercisable options) and the percentage of Common Stock outstanding on that date that the individual's holdings represented.


                                                                                    Shares
                                          Principal Occupation                Beneficially Owned
     Name and Age                              of Director                   as of Sept. 9th, 1999
-------------------------         ------------------------------------    ----------------------------
John G. Robertson      58         President and Chief Executive                 3,209,000 shares
                                  Officer                                            45.6%

James L. Vandeberg     55         Partner, Vandeberg Johnson & Gandara            76,000 shares
                                                                                      1.08%

Jennifer Lorette       27         Secretary, Treasurer and Chief                  149,500 shares
                                  Financial Officer                                   2.1%

Donna M. Moroney       39         Consultant                                          45,000
                                                                                       0.64%

John G. Robertson - President, Chief Executive Officer and a Member of the Board of Directors

Since June 1997 Mr. Robertson has been President, Chief Executive Officer and a Director of the Company and its predecessor Information Highway, Inc. Mr. Robertson has been the President and Principal Executive Officer and a Director of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board, which is developing a new type of antenna system, since its formation in 1994. Mr. Robertson has been the Chairman, President and Chief Executive Officer of REGI, U.S., Inc., an Oregon corporation traded on the OTC bulletin board, since July 1992. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc., a British Columbia corporation listed on the Vancouver Stock Exchange that has financed the research on the Rand Cam Engine (REGI U.S.'s principal product) since 1986. REGI U.S. is ultimately controlled by Reg Technologies Inc. Mr. Robertson is also the President and Founder of Teryl Resources Corp., a public company trading on the Vancouver Stock Exchange involved in gold, diamond, and oil and gas exploration. He is also President of Flame Petro Minerals Corp., a public company trading on the Alberta stock Exchange with interests in oil and gas and gold prospects. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investments Ltd., a British Columbia corporation engaged in the business of management and investment consulting.

James L. Vandeberg - Vice-President, Chief Operating Officer and a Member of the Board of Directors

Mr. Vandeberg became Vice-President, Chief Operating Officer and a Director of the Company in February 1999. Mr. Vandeberg became a Director of IAS Communications, Inc., an Oregon corporation traded on the OTC bulletin board, in November 1998, and its Chief Operating Officer in August 1999. Mr. Vandeberg is a partner in the Seattle, Washington law firm of Vandeberg Johnson & Gandara. He has served as counsel to the Company and its predecessor IHI since 1997. Mr. Vandeberg's practice focuses on the corporate finance area, with an emphasis on securities and acquisitions. Mr. Vandeberg was previously general counsel and secretary of two NYSE companies. He is a member and former director of the American Society of Corporate Secretaries. He became a member of the Washington Bar Association in 1969 and of the California Bar Association in 1973. Mr. Vandeberg graduated cum laude from the University of Washington with a Bachelor of Arts degree in accounting in 1966, and from New York University School of Law in 1969, where he was a Root-Tilden Scholar.

Jennifer Lorette - Vice-President, Chief Financial Officer, Principal Accounting Officer and a member of the Board of Directors

Since June 1997 Ms. Lorette has been Vice-President, Chief Financial Officer, Principal Accounting Officer and a member of the Board of Directors of the Company and its predecessor Information Highway, Inc. Since February 1995 Ms. Lorette has been Secretary/Treasurer, Principal Financial Officer and Principal Accounting Officer of IAS Communications Inc., an Oregon corporation traded on the OTC bulletin board. Since June 1994 Ms. Lorette has been Vice President and Chief Financial Officer of REGI U.S., Inc., an Oregon corporation traded on the OTC bulletin board. Since April 1994 she has also been Vice President of Administration for Reg Technologies, Inc., a British Columbia corporation listed on the Vancouver Stock Exchange. REGI U.S. is ultimately controlled by Reg Technologies Inc. Since June 1994 Ms. Lorette has also been Chief Financial Officer and Vice President of Flame Petro-Minerals Corp.

Donna M. Moroney - Vice-President, Legal and Administration and Nominee Director

Ms. Moroney has been a consultant to public companies since 1992. She has been an officer of the Company since January 1998. She is a director of Flame Petro-Minerals Corp., an Alberta Stock Exchange company, since 1998. She is an officer of Teryl Resources Corp., a Vancouver Stock Exchange Company, a director and officer of Teryl, Inc., an officer of Information-Highway.com, Inc., an OTC bulletin board company and an officer of Sun Devil Gold Corp. and International Tower Hill Mines Ltd., both British Columbia companies trading on the Vancouver Stock Exchange. Ms. Moroney has also been an instructor of corporate/securities law for legal assistants.

          Information Regarding the Board of Directors and Management

The following sets forth information concerning the Board of Directors and management of the Company during the fiscal year ended May 31st, 1999.

Board of Directors Meetings

The Company has held seven Board meetings since its last annual meeting and it passed thirty-five consent resolutions approved by all directors.

Board Committees

The Board of Directors does not have any committees.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5 furnished to the Company, no officer, director or beneficial owner of more than ten percent of the Common Stock of the Company failed to file on a timely basis reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year.

Significant Employees:

Cristian Rodriguez - Manager of Information Systems and Senior Network System Administrator

Mr. Rodriguez is 28 years old. He is the Manager of Information Systems and Senior Network System Adminstrator of the Company, and has held that position since joining the Company in 1996. Prior to that Mr. Rodriguez was a private consultant assisting clients with Internet services, networking and computer hardware. Mr. Rodriguez attended Vancouver Film School and received a Certificate for 3D Animation.

Kevin Brook - President, Toronto Operating Unit

Mr. Brook is 40 years old. He is President of the Toronto operating unit, and has held that position since joining the Company in 1997. Prior to joining the Company he was a vice president at Bell Canada in the Global Link division.

Jack Wasserman - Vice-President, Toronto Operating Unit

Mr. Wasserman is 50 years old. He is Vice-President of the Toronto operating unit and has held that position since joining the Company in 1995. Prior to that Mr. Wasserman was an accountant with World Tel (Toronto) Internet, Inc. Mr. Wasserman received his accounting designation with Arthur Andersen and Company, in 1976 in the province of Ontario.

Carol Coleman

Ms. Coleman is a Chartered Accountant with over 10 years of experience in the accounting industry. Her accounting background is in a variety of areas including manufacturing and high-tech. Ms. Coleman's duties as Controller of the Company include management of the accounting, management reporting, banking, insurance and payroll.

Family Relationships - none.

Involvement in Certain Legal Proceedings.

To the best knowledge of the Officers and Directors of the Company, neither the Company nor any of its Officers, Directors or nominees are parties to any legal proceeding or litigation other than as described below. Further, the Officers and Directors know of no threatened or contemplated legal proceedings or litigation other than as described below. None of the Officers and Directors have been convicted of a felony or none have been convicted of any criminal offense, felony and misdemeanor relating to securities or performance in corporate office. To the best of the knowledge of the Officers and Directors, no investigations of felonies, misfeasance in office or securities investigations are either pending or threatened at the present time.

A Writ of Summons and Statement of Claim was filed against the Company in the Supreme Court of British Columbia in April 20, 1999 by a former employee and spouse of the employee (the "Plaintiffs"). The employee was retained by the Company as a consultant on or about December 1996 and was subsequently terminated for cause by the Company in December 1997. The Plaintiffs are seeking monetary damages related to the alleged remuneration pursuant to the agreement and a stock option between the Company and the employee. The total damages claimed amounts to $597,000 including alleged unpaid remuneration and a stock option benefit. The Plaintiff's are also claiming 5% of business revenue from the operating subsidiary in Vancouver, Canada. This subsidiary operated at a net loss from operations during the period from acquisition in December 1996 to date. The Company believes that the Plaintiff's alleged claim is without legal or factual basis and therefore it has not accrued any potential losses resulting from this claim except for legal fees paid in establishing the defence. The Company intends to vigorously defend this action.

                    Compensation of Directors and Officers

Summary Compensation Table

The following table sets forth compensation awarded to, earned by or paid to Mr. Robertson for the designated fiscal years. No executive officer had an annual salary and bonus in excess of $100,000 during the past three fiscal years. The information contained in the table relates to the Company's predecessor (now its subsidiary), Information Highway, Inc., prior to the February 1999 reorganization. Pursuant to paragraph (a)(5) of Item 402 of Regulation S-B, the table omits columns that are not applicable to Mr. Robertson's compensations.

                  (a)                        (b)                  (e)                         (g)
      Name and Principal Position           Year             Other Annual            Securities Underlying
                                                           Compensation ($)             Options/SARS (#)
John G. Robertson                           1999              575,500 (1)                   300,000
President, Chief Executive Officer          1998               48,000 (2)                   150,000
                                            1997               30,000 (3)

(1) On February 23, 1999, Mr. Robertson exercised 150,000 stock options with an exercise price of $0.50 per share. Based on the closing market price of the Company's stock of $3,75 on February 24, 1999, its first day of trading, according to the rules of the Securities and Exchange Commission, the exercise resulted in compensation to Mr. Robertson of $487,500.

     The Company paid Access Information Services, Inc. a management fee of $2,500 per month and an additional $1,500 per month for rent and secretarial services each month. Access Information Services, Inc. is a corporation owned by a trust of which Mr. Robertson is one of three voting trustees and of which Kelly Robertson, Mr. Robertson's daughter, is the beneficiary. The Company has disclosed the entire amount of these payments, $48,000, as other compensation paid to Mr. Robertson, due to his shared control over the trust, even though he will not receive this amount in cash.

(2) The Company paid Access Information Services, Inc. a management fee of $2,500 per month and an additional $1,500 per month for rent and secretarial services each month. Access Information Services, Inc. is a corporation owned by a trust of which Mr. Robertson is one of three voting trustees and of which Kelly Robertson, Mr. Robertson's daughter, is the beneficiary. The Company has disclosed the entire amount of these payments, $48,000, as other compensation paid to Mr. Robertson, due to his shared control over the trust, even though he will not receive this amount in cash.

(3) The Company paid Access Information Services, Inc. a management fee of $2,500 per month and an additional $1,500 per month for rent and secretarial services each month from inception (October 15, 1996). Access Information Services, Inc. is a corporation owned by a trust of which Mr. Robertson is one of three voting trustees and of which Kelly Robertson, Mr. Robertson's daughter, is the beneficiary. The Company has disclosed the entire amount of these payments, $30,000, as other compensation paid to Mr. Robertson, due to his shared control over the trust, even though he will not receive this amount in cash.

The following table sets forth certain information concerning grants of stock options pursuant to stock option plans to the named Executive Officer during the year ended May 31, 1999.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               Individual Grants

        (a)                      (b)              (c)                (d)            (d)            (e)
                                               % of Total
                              Number of         Options/                        Market Price
                              Securities          SARs                               of
                              Underlying       Granted to                        Underlying
                               Options/       Employees in         Exercise      Security on    Expiration
Name                         SARs Granted      Fiscal Year          Price        Grant Date        Date
------------------------------------------------------------------------------------------------------------
John G. Robertson               300,000           50.4%              $4.00          $4.50      May 21, 2004

The following table sets forth certain information concerning exercises of stock options pursuant to stock option plans by the named Executive Officer during the year ended May 31, 1999 and stock options held at year end.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                         and FY-End Option/SAR Values

       (a)                        (b)              (c)              (d)                      (e)
                                                            Number of Securities
                                                                 Underlying          Value of Unexercised
                                                                Unexercised             In-the-Money
                                                              Options/SARs at           Options/SARs at
                                                                 FY-End (#)               FY-End ($)
                                Shares
                             Acquired on         Value          Exercisable/             Exercisable/
Name                         Exercise (#)     Realized ($)      Unexercisable            Unexercisable
---------------------------------------------------------------------------------------------------------
John G. Robertson              150,000          487,500          300,000/-0-              -0-(1)/-0-

(1) Mr. Robertson's 300,000 options were not in-the-money based on the May 28, 1999 closing price of $3.75 for the Company's common stock.

The Company does not have any Long Term Incentive Plans. Directors receive no compensation for their service as such, although they do receive reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors. In addition to the options granted to Mr. Robertson, Ms. Lorette and Mr. Vandeberg each were granted options to purchase 50,000 shares of the Company's common stock, due in part to their service as directors. Ms. Lorette's options, granted during fiscal year 1998, are fully vested, have an exercise price of $0.50 per share and must be exercised by January 26, 2003. Mr. Vandeberg's options, granted during fiscal year 1999, are fully vested, have an exercise price of $0.75 per share and must be exercised by January 18, 2004. The Company has no obligation or policy to grant stock options to directors.

The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

The Company does not have any employment contracts, termination of employment and change of control arrangements.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of October 31, 1999 and assuming exchange of all shares of Information Highway, Inc. for shares of the Company as of February 23, 1999, the outstanding Common Stock of the Company owned of record or beneficially by each Executive Officer and Director and by each person who owned of record, or was know by the Company to own beneficially, more than 5% of the Company's Common Stock, and the shareholdings of all Executive Officers and Directors as a group.

                                                                                         Percentage of
Name                                                                Shares Owned          Shares Owned
-------------------------------------------------------------------------------------------------------
John G. Robertson (1)(2), President and member of the                 3,209,000               45.6%
 Board of Directors
-------------------------------------------------------------------------------------------------------
Jennifer Lorette (1)(3)                                                 149,500                2.1%
Executive Vice President, Secretary/Treasurer, Chief
 Financial Officer and a member of the Board of
 Directors
-------------------------------------------------------------------------------------------------------
James L. Vandeberg (1)(3)                                                76,000                1.1%
 member of the Board of Directors
-------------------------------------------------------------------------------------------------------
Robertson Family Trust (4)                                            2,614,000               37.1%
-------------------------------------------------------------------------------------------------------
Access Information Services Inc. (5)                                    564,000                8.0%
-------------------------------------------------------------------------------------------------------
Kevin Brook (6)                                                         405,000                5.8%
-------------------------------------------------------------------------------------------------------
Jack Wasserman (6)                                                      430,000                6.1%
-------------------------------------------------------------------------------------------------------
ALL EXECUTIVE OFFICERS & DIRECTORS AS A GROUP (Three                  3,434,500               48.8%
 Individuals) (7)
-------------------------------------------------------------------------------------------------------

Except as noted below, all shares are held of record and each record shareholder has sole voting and investment power.

(1) These individuals are the Executive Officers and Directors of the Company and may be deemed to be "parents or founders" of the Company as that term is defined in the Rules and Regulations promulgated under the 1933 Act.

(2) Includes 2,614,000 shares owned or controlled by the Robertson Family Trust, 70,000 shares owned of record by SMR Investments, Ltd, a corporation controlled by Susanne Robertson, wife of Mr. Robertson, 20,000 shares owned of record by Mrs. Robertson, and 300,000 options that are currently exercisable. Mr. Robertson is one of three trustees of the Robertson Family Trust, which acts by the majority vote of the three trustees. Mr. Robertson disclaims beneficial ownership of the shares owned or controlled by the Robertson Family Trust. Mr. Robertson's address is the same as the Company's.

(3) Includes 50,000 options that are currently exercisable. Ms. Lorette's address is the same as the Company's. Mr. Vandeberg's address is Vandeberg Johnson & Gandara, One Union Square, Suite 2424, Seattle, Washington.

(4) Includes 564,000 shares owned of record by Access Information Services, a corporation owned by the trust. The address of the Robertson Family Trust is 185 - 10751 Shellbridge Way, Richmond, British Columbia V6X 2W8, Canada. The trust acts by majority vote of its three trustees: (i) Mr. Robertson;
     (ii) Susanne Robertson, Mr. Robertson's wife, 4040 Amundsen Place, Richmond, BC V7C 4L8; and (iii) Eric Hanson, 4620 Britannia St., Richmond, B.C. The sole beneficiary is Kelly Robertson, daughter of Mr. and Mrs. Robertson, #401 12633 No. 2 Road, Richmond, B.C. V7E 6N5.

(5) Access Information Services is a corporation owned by the Robertson Family Trust. Its address is 185 - 10751 Shellbridge Way, Richmond, British Columbia V6X 2W8, Canada.

(6) Includes 75,000 options that are currently exercisable. Messrs. Brook's and Wasserman's address is the same as the Company's.

(7) Includes 400,000 options that are currently exercisable. Also see Note (2) above regarding share ownership attributed to Mr. Robertson.

Changes in Control

There are no arrangements known to the Company the operation of which may result in a change of control of the Company.

Certain Relationships and Related Transactions

At May 31, 1999 and 1998 the Company owed the amounts set forth below to the following affiliated companies:

                                               May 31,
Affiliate                                1999            1998              Nature of Affiliation
------------------------------       ------------    ------------
Access Information Systems              $50,554         $ 37,500           (1)
JGR Petroleum Inc.                      $ 6,000         $ 27,155           Controlled by John G. Robertson
Reg Technologies, Inc.                  $12,895         $  2,285           (2)
SMR Investment Ltd                      $33,527         $199,414           (3)

(1) See Security Ownership of Certain Beneficial Owners and Management, the table thereunder and the notes thereto.

(2) Reg Technologies Inc. is a British Columbia Corporation listed on the Vancouver Stock Exchange. Since October 1984 Mr. Robertson has been President and a Director of Reg Technologies Inc. SMR Investment Ltd., a British Columbia corporation, holds a controlling interest in Reg Technologies Inc. Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investment Ltd. Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.

(3) Since May 1977 Mr. Robertson has been President and a member of the Board of Directors of SMR Investment Ltd. Susanne M. Robertson, Mr. Robertson's wife, owns SMR Investment Ltd.

The indebtedness is unsecured and non-interest bearing.

Vandeberg Johnson & Gandara, a law firm in which James L. Vandeberg, a Director, is a partner, was paid $91,182 for legal services during the year ended May 31, 1999.

Mr. Robertson and Ms. Lorette could be considered promoters of the Company. Their interests in the Company, including the details of their stock options, are disclosed above. See "Security Ownership of Certain Beneficial Owners and Management" and "Executive Compensation".

No other compensation is paid to any of the Executive Officers or Directors of the Company. The Company may in the future create retirement, pension, profit sharing, insurance and medical reimbursement plans covering its Officers and Directors. At the present time, no such plans exist. No advances have been made or are contemplated by the Company to any of its Officers or Directors.

The Board of Directors recommends that you vote FOR the nominees to be elected as directors.

                     PROPOSAL NO. 2 - APPROVAL OF AUDITORS
                     -------------------------------------

The Board of Directors recommends that Elliott Tulk Pryce Anderson serve as auditors of the Company until the next Annual Meeting. Elliott Tulk Pryce Anderson, independent Chartered Accountants, performed the audit of the consolidated financial statements for the Company for the year ended May 31st, 1999. Representatives of Elliott Tulk Pryce Anderson will not be present at the Annual Meeting.

The Board of Directors recommends a vote FOR Proposal No. 2.

                                 OTHER BUSINESS
                                 --------------

The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the proxy holders will vote shares represented by properly executed proxies in their discretion in accordance with their judgment on such matters.

At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

November 8th, 1999                 BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ John G. Robertson

                                   John G. Robertson, President

                   PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                      OF
                         INFORMATION-HIGHWAY.COM, INC.

                      PLEASE SIGN AND RETURN IMMEDIATELY
                      ----------------------------------

     I, the undersigned shareholder of INFORMATION-HIGHWAY.COM, INC. (the "Company"), hereby nominate, constitute and appoint John Robertson, the President and a Director of the Company, or failing him,____________________ (with full power to act alone), as my true and lawful attorney, with full power of substitution, to vote for me and in my name, place and stead all of the stock of the Company standing in my name and on its books on October 29, 1999 (the "Record Date"), at the Annual Meeting of Shareholders to be held in meeting room 216 at the Holiday Inn, Vancouver Airport, 10720 Cambie Road, Richmond, British Columbia, Canada at 10:00 a.m., on Thursday, December 9, 1999, or at any adjournments thereof, with all the powers the undersigned would possess if personally present, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY AND WILL BE VOTED "FOR" THE INDIVIDUALS AND THE PROPOSITIONS LISTED BELOW UNLESS THE SHAREHOLDER, BY SO SIGNIFYING IN THE SPACES PROVIDED BELOW, WITHHOLDS AUTHORITY TO VOTE FOR THEM OR VOTES AGAINST SAID PROPOSITION.

1. ELECTION OF DIRECTORS. Electing the persons listed below to serve as Directors for the ensuing year.

          John Robertson      FOR [ ]        WITHHOLD [ ]
          James Vandeberg     FOR [ ]        WITHHOLD [ ]
          Jennifer Lorette    FOR [ ]        WITHHOLD [ ]
          Donna Moroney       FOR [ ]        WITHHOLD [ ]

2. APPROVAL OF ELLIOTT TULK PRYCE ANDERSON, chartered Accountants, as Auditors of the Company until the close of the next annual meeting.

          FOR [ ]          WITHHOLD [ ]         ABSTAIN [ ]

3. OTHER MATTERS. In their discretion, upon such other matters as may properly come before the meeting.

     The Board of Directors recommends a vote "FOR" the individuals and the propositions listed above.

                                      DATED______________________________, 1999.


____________________________________  _________________________________________
Name of Shareholder (please print)    Name of Shareholder (please print)


____________________________________  _________________________________________
Signature of Shareholder              Signature of Shareholder


No. of Shares: __________________________

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE, ALL SHOULD SIGN. ALL JOINT OWNERS MUST SIGN. WE URGE YOU TO SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE TO NEVADA AGENCY & TRUST COMPANY, 50 WEST LIBERTY STREET, SUITE 880, RENO, NV. 89501 -WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                            NOTES TO FORM OF PROXY

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED OR WITHHELD FROM VOTING ON ANY POLL AS REQUESTED BY A SHAREHOLDER OR PROXYHOLDER (PROVIDED THE INSTRUCTIONS ARE CERTAIN). IF THE SHAREHOLDER HAS SPECIFIED A CHOICE WITH RESPECT TO ANY OF THE ITEMS ABOVE BY MARKING AN "X" IN THE SPACE PROVIDED FOR THAT PURPOSE THE SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THAT CHOICE. (IN THE ABSENCE OF INSTRUCTIONS MADE ON A FORM OF PROXY, IT IS THE INTENTION OF THE MANAGEMENT DESIGNEE, IF NAMED AS PROXY, TO VOTE FOR THE APPROVAL OF ALL OF THE MATTERS REFERRED TO IN THE NOTICE OF MEETING.)

THIS PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO AMENDMENTS OR VARIATIONS OF THE MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MIGHT PROPERLY COME BEFORE THE MEETING.

A Shareholder has the right to designate a person (who need not be a Shareholder of the Company), other than directors, officers of the Company and the management designee, to attend and act for him at the Meeting. Such right may be exercised by inserting in the blank space provided in the Form of Proxy, the name of the person to be designated and deleting therefrom, the names of the management designee or by completing another proper form of proxy and delivering same to the office of the Transfer Agent of the Company, Nevada Agency & Trust Company, 50 West Liberty Street, Suite 880, Reno, NV, 89501 - no later than forty-eight (48) hours (excluding Saturdays, Sundays, and holidays) before the time set for the Meeting or any adjournment thereof.

The Form of Proxy, to be valid, must be signed by the Shareholder or by his attorney duly authorized in writing, or, if the Shareholder is a corporation, the Form of Proxy shall be executed by an officer of such corporation or by an attorney duly authorized in writing. If the Form of Proxy is executed by an attorney for an individual shareholder or by an officer or attorney of a corporate shareholder, the instrument so empowering the officer or attorney, as the case may be, or a notarial copy thereof, must accompany the Form of Proxy.

A proxy to be effective must be deposited at the office of the Transfer Agent of the Company, no later than forty-eight (48) hours (excluding Saturdays, Sundays and holidays) before the time set for the Meeting or any adjournment thereof.